UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2006
INTERACTIVE DATA CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-31555	13-3668779
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

32 Crosby Drive, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 687-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1 Press Release dated September 6, 2006

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)(d) On September 5, 2006, the Board of Directors of Interactive Data Corporation (the “Board”) appointed Robert C. Lamb, Jr. to the Board. Mr. Lamb was also appointed to serve on the Independent Committee and appointed Chair of the Audit Committee. As previously announced, Allan R. Tessler retired from the Board effective upon Mr. Lamb’s appointment.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
99.1. Press Release of Interactive Data Corporation dated September 6, 2006 announcing the election of Robert C. Lamb, Jr. as a director.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE DATA CORPORATION
Date: September 6, 2006	By:	/s/ Andrew J. Hajducky III
		Name:	Andrew J. Hajducky III
		Title:	Executive Vice President and Chief Financial Officer